                                 Exhibit 7(iii)



                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, Thomas B. Wheeler, Chairman of the Board of Directors of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Chairman of the Board of Directors of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Chairman of the Board of Directors of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

         Massachusetts Mutual Variable Annuity Fund 1
         Massachusetts Mutual Variable Annuity Fund 2
         Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
         CML Variable Annuity Account A
         CML Variable Annuity Account B
         CML Accumulation Annuity Account E
         Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account


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

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF the Undersigned has set his hand this 19th day of January, 1999.



/s/ Thomas B. Wheeler
-----------------------------------           ----------------------------
Thomas B. Wheeler                                    Witness
Chairman of the Board of Directors

                  POWER OF ATTORNEY: FEDERAL SECURITIES LAWS
                  ------------------------------------------

                    MASSMUTUAL SEPARATE INVESTMENT ACCOUNTS
                    ---------------------------------------

The Undersigned, Robert J. O'Connell, President and Chief Executive Officer of Massachusetts Mutual Life Insurance Company ("MassMutual"), does hereby appoint Lawrence V. Burkett, Jr., Thomas F. English, Richard M. Howe, Stephen R. Bosworth, and Michael Berenson, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as President and Chief Executive Officer of MassMutual that said attorneys and agents may deem necessary or advisable to enable MassMutual to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (collectively, the "Acts"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his behalf as President and Chief Executive Officer of MassMutual to any and all registration statements and/or amendments thereto, reports, instruments or documents filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of MassMutual separate investment accounts currently in existence or established in the future, including but not limited to those listed below.

         Massachusetts Mutual Variable Annuity Fund 1
         Massachusetts Mutual Variable Annuity Fund 2
         Massachusetts Mutual Variable Annuity Separate Account 1 Massachusetts Mutual Variable Annuity Separate Account 2 Massachusetts Mutual Variable Annuity Separate Account 3 Massachusetts Mutual Variable Annuity Separate Account 4 Massachusetts Mutual Variable Life Separate Account I Massachusetts Mutual Variable Life Separate Account II Panorama Separate Account
         CML Variable Annuity Account A
         CML Variable Annuity Account B
         CML Accumulation Annuity Account E
         Connecticut Mutual Variable Life Separate Account I CML/OFFITBANK Separate Account



The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the Undersigned has set his hand this 14th day of January, 1999.



/s/ Robert J. O'Connell
------------------------------                   -----------------------------
Robert J. O'Connell                                           Witness
President and
Chief Executive Officer














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